EX-10.81.06

[Project Bond Lease Portfolio #2]
[Camarillo, California - Property #1149]
[Yorba Linda, California - Property #1155]
[Salt Lake City, Utah - Property #1161]
[Northridge, California - Property #1165]
[Rancho Mirage, California - Property #1166]
[Santa Rosa, California - Property #1167]
[Greenville, South Carolina - Property #1172]
[Colorado Springs, Colorado - Property #1232]
[Denver, Colorado - Property #1233]
[Lakewood, Colorado - Property #1234]

SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO MASTER LEASE AND SECURITY AGREEMENT (“Amendment”) is dated as of October 22, 2010 (the “Effective Date”), and is among each of those Persons listed on Schedule A attached hereto and whose signatures also appear on the signature pages hereto under the heading “Lessor” (collectively, as their interests may appear, “Lessor”) and EMERITUS CORPORATION, a Washington corporation (“Lessee” or sometimes “Emeritus”).

RECITALS

A.          Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease and Security Agreement dated as of October 12, 2010 (the “Original Lease”), as amended by that certain First Amendment to Master Lease and Security Agreement dated as of October 15, 2010 (the “First Amendment,” and, together with the Original Lease, the “Lease”).  The Lease covers the Leased Property of ten (10) senior housing/care Facilities located in the States of California, Colorado, South Carolina and Utah, all as more particularly described therein.  All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to such terms in the Lease.

B.           Lessor and Lessee desire to amend the Lease in accordance with the terms and conditions set forth herein.

AMENDMENT

NOW THEREFORE, in consideration of the mutual covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1.           Mold Conditions.  In connection with Lessee’s due diligence physical inspection of the condition of each Facility, Lessee engaged, and Terracon Consultants, Inc. performed and prepared, a so-called a Phase I Environmental Assessment report dated in September, 2010, for each Facility (each a “Phase I Report”).  Certain of such Phase I Reports have disclosed the presence of mold or conditions conductive to the development of mold (i.e., moisture) at certain of the Facilities (herein with respect to each such affected Facility, the “Identified Mold Conditions”).  With respect to the Identified Mold Conditions, Lessor hereby agrees to use reasonable efforts to perform or cause to be performed prior to the Commencement Date such work at the Facilities as necessary to remediate and/or eliminate such Identified Mold Conditions at each of such affected Facilities (with respect to each such affected Facility, the “Mold Remediation Work”) to the reasonable satisfaction of Lessee.  In the event that any such Mold Remediation Work is not completed at any such Facility to the reasonable satisfaction of Lessee prior to the Commencement Date, then Lessee shall be entitled to undertake such remaining Mold Remediation Work at such Facility itself, and in such event, Lessor shall reimburse to Lessee the lesser of (i) Maximum Mold Reimbursement Amount, and (ii) the actual out-of-pocket costs incurred by Lessee for labor and materials in performing any such remaining Mold Remediation Work at any such Facility.  Any such reimbursement shall be paid by Lessor to Lessee within ten (10) Business Days following Lessee’s delivery to Lessor of its written request therefor, together with reasonably documentary evidence in support of such costs and completion of any such remaining Mold Remediation Work with respect to such Facility.  As used herein, “Maximum Mold Reimbursement Amount” shall mean an aggregate amount equal to Three Hundred Thousand Dollars ($300,000) for all out-of-pocket costs incurred by Lessee on account of any remaining Mold Remediation Work with respect to any Facilities under this Lease and for any remaining “Mold Remediation Work” (as defined in the Other Master Lease) with respect to any “Facilities” under the Other Master Lease.

2.           Satisfaction of Due Diligence Condition.  Lessee hereby advises Lessor that Lessee is satisfied with the results of its due diligence review of the Leased Property of each Facility, the Facilities themselves and the operations thereof and the transactions contemplated by the Lease have been approved by the Board of Directors of Lessee, and Lessee hereby waives its right to terminate the Lease pursuant to Section 48.2.2 of the Lease with respect to all matters set forth in Section 48.2.1(a) of the Lease.

3.           Extension of Deadline for Operations Transfer Agreements and Interim Licensure Arrangements.  The references to “October 22, 2010” contained in Section 48.1.1(b) and Section 48.2.1 (b) of the Lease, as amended to date, are hereby replaced with references to “October 28, 2010.”

4.           Full Force and Effect.  Except as specifically set forth herein, the Lease shall remain in full force and effect as originally executed by Lessor and Lessee.

5.           Entire Agreement.  The Lease, as hereby amended, constitutes the entire agreement of the parties with respect to the subject matter hereof, and may not be changed or modified except by an agreement in writing signed by the parties.

6.           Counterparts; Electronically Transmitted Signatures.  This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.  Signatures transmitted via facsimile or other electronic means may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the document transmitted via facsimile or other electronic means.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and attested by their respective officers thereunto duly authorized.

LESSOR:
HCP CAMARILLO CA, LP, a Delaware limited partnership

By:HCP MA1 GP, LLC, a Delaware limited liability company, its general partner

By:/s/  Thomas D. Kirby
Name:  Thomas D. Kirby
Title:    Executive Vice President

HCP MA2 CALIFORNIA, LP, a Delaware limited partnership

HCP MA2 UTAH, LP, a Delaware limited partnership

By:HCP MA2 GP Holding, LLC, a Delaware limited liability company, their general partner

By:/s/  Thomas D. Kirby
Name:  Thomas D. Kirby
Title:    Executive Vice President

HCP MA3 CALIFORNIA, LP, a Delaware limited partnership

HCP MA3 SOUTH CAROLINA, LP, a Delaware limited partnership

By:HCP MA3 A Pack GP, LLC, a Delaware limited liability company, their general partner

By:/s/  Thomas D. Kirby
Name:  Thomas D. Kirby
Title:    Executive Vice President

LESSOR (continued):
HCP ST1 COLORADO, LP, a Delaware limited partnership

By:   HCP ST1 Colorado GP, LLC, a Delaware limited liability company, its general partner

By:/s/  Thomas D. Kirby
Name:  Thomas D. Kirby
Title:    Executive Vice President

[Signatures continue on the following page]

LESSEE:	EMERITUS CORPORATION,

a Washington corporation

By:/s/ Eric Mendelsohn

Name: Eric Mendelsohn

Title: SVP Corporate Development

SCHEDULE A

LIST OF PERSONS COMPRISING LESSOR AND FACILITIES OWNED

Person Comprising Lessor	Facility Owned
HCP Camarillo CA, LP, a Delaware limited partnership (“HCP Camarillo”)	1149 Camarillo, California – Brighton Gardens of Camarillo
HCP MA2 California, LP, a Delaware limited partnership (“HCP MA2 California”)	1155 Yorba Linda, California – Brighton Gardens of Yorba Linda
HCP MA2 Utah, LP, a Delaware limited partnership (“HCP MA2 Utah”)	1161 Salt Lake City, Utah – Brighton Gardens of Salt Lake City
HCP MA3 California, LP, a Delaware limited partnership (“HCP MA3 California”)	1165 Northridge, California – Brighton Gardens of Northridge
HCP MA3 California	1166 Rancho Mirage, California – Brighton Gardens of Rancho Mirage
HCP MA3 California	1167 Santa Rosa, California – Brighton Gardens of Santa Rosa
HCP MA3 South Carolina, LP, a Delaware limited partnership (“HCP MA3 South Carolina”)	1172 Greenville, South Carolina – Brighton Gardens of Greenville
HCP ST1 Colorado, LP, a Delaware limited partnership (“HCP ST1 Colorado”)	1232 Colorado Springs, Colorado – Brighton Gardens of Colorado Springs
HCP ST1 Colorado	1233 Denver, Colorado – Brighton Gardens of Denver
HCP ST1 Colorado	1234 Lakewood, Colorado – Brighton Gardens of Lakewood